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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2006
CAPITAL MINERAL INVESTORS, INC. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-105556 (Commission File Number)	25-1901892 (IRS Employer Identification No.)
3702 South Virginia Street, Suite G12-401 Reno, Nevada		89502-6030
Registrant's telephone number, including area code: (604) 826-5520
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

The Company has entered into two option agreements and one purchase agreement, as follows:

1. Option Agreement between Maverick Investment Corp. (the "Optionor") and the Capital Mineral Investors, Inc. (the "Company") dated May 15, 2006, wherein:

(a) The Optionor is the legal and beneficial owner of a one hundred percent (100%) interest in 71 claim cells and 14 claim lots, situated in NTS 31F09, NTS 31F15, NTS 31F10, NTS 31K02, and NTS 31F15, in Quebec, Canada. Of these mineral claims 22 Lots and 4 CDCs are newly staked and subject to Quebec Ministry approval and registration.

(b) The Optionor has agreed to grant the Optionee the sole and exclusive option to acquire a 80% interest in and to the Property on the terms and conditions set forth in the attached Agreement.

(c) In addition, the Optionor is also the Beneficial Owner of 3 mineral claim cells situated in Redcerf (NTS 31K09) Quebec and will transfer these three claim cells to the Optionor without additional charge should the Optionor be successful in transferring title to the Optionor's name. Otherwise they will not form part of the attached Agreement.

                    (d) The major terms of the Option Agreement are as follows:

(i) The Optionor hereby grants to the Optionee the sole and exclusive right and option to acquire an 80% interest in and to the Property free and clear of all charges, encumbrances and claims.

(ii) The Option shall be exercised by the Optionee paying to the Optionor a total of $121,500 cash (U.S. Dollars) and allotting and issuing to the Optionor, as fully paid and non-assessable, a total of 1,000,000 Shares as follows:

(A) $1,500 upon execution of this Agreement;

(B) $30,000 within 60 days of execution of this Agreement;

(C) 400,000 shares upon execution of this Agreement;

(D) $40,000 and 300,000 Shares on or before May 12th, 2007;

(E) $50,000 and 300,000 Shares on or before May 12th, 2008;

(iii) The Optionee shall carry out cumulative exploration expenditures on the Property over the three years of the Option Agreement as follows:

(A) $100,000 on or before May 12th, 2007;

(B) $300,000 on or before May 12th, 2008 (cumulative); and

(C) $500,000 on or before May 12th, 2009 (cumulative).

(iv) If and when the Option has been exercised an 80% undivided right, title and interest in and to the Property shall vest in the Optionee free and clear of all charges, encumbrances and claims.

(v) The Optionee will pay a 3% Net Smelter Return as Royalty, including an Advance Royalty.

(vi) The Optionee may at any time purchase from the Optionor one-half of the Royalty for the sum of $1,000,000.

2. Option Agreement between Maverick Investment Corp. (the "Optionor") and the Capital Mineral Investors, Inc. (the "Company") dated May 15, 2006, wherein:

(a) The Optionor is the legal and beneficial owner of a one hundred percent (100%) interest in five mineral claims, situated in Boston Township, Larder Lake Mining Division, Ontario.

(b) The Optionor has agreed to grant the Optionee the sole and exclusive option to acquire an 80% interest in and to the Property on the terms and conditions set forth in the attached Agreement.

(d) The major terms of the Option Agreement are as follows:

(i) The Optionor hereby grants to the Optionee the sole and exclusive right and option to acquire an 80% interest in and to the Property free and clear of all charges, encumbrances and claims.

(ii) The Option shall be exercised by the Optionee paying to the Optionor a total of $75,000 (U.S. Dollars) and allotting and issuing to the Optionor, as fully paid and non-assessable, a total of 1,000,000 Shares as follows:

(A) $25,000 by the date of execution of this Agreement;

(B) 300,000 shares upon execution of this Agreement;

(C) $25,000 and 300,000 Shares on or before May 15th, 2007;

(D) $25,000 and 400,000 Shares on or before May 15th, 2008;

(iii) The Optionee shall carry out cumulative exploration expenditures on the Property over the three years of the Option Agreement as follows:

(A) $50,000 on or before May 15th, 2007

(B) $150,000 on or before May 15th, 2008 (cumulative)

(C) $350,000 on or before May 15th, 2009 (cumulative)

(iv) If and when the Option has been exercised an 80% undivided right, title and interest in and to the Property shall vest in the Optionee free and clear of all charges, encumbrances and claims.

(v) The Optionee will pay a 3% Net Smelter Return as a Royalty, including an Annual Advance Royalty.

(vi) The Optionee may at any time purchase from the Optionor one-half of the Royalty for the sum of $1,000,000.

3. Purchase Agreement between Maverick Investment Corp. (the "Vendor") and the Capital Mineral Investors, Inc. (the "Purchaser") dated May 15, 2006, wherein:

(a) The Vendor is the sole recorded and beneficial owner of 26 mineral claims located in Guercheville Township, in the Province of Quebec more particularly described in Schedule "A" to the attached Agreement;

(b) The Vendor wishes to sell an undivided 100% interest in and to the Property to the Purchaser and the Purchaser wishes to acquire such interest pursuant to the terms and conditions set out in the attached Agreement.

(c) The major terms of the Purchase Agreement are that the Vendor hereby sells and assigns to the Purchaser and the Purchaser hereby purchases an undivided 100% interest in and to the Property, subject to the Royalty, for:

(i) the sum of $12,500.00 USD payable on or before execution of this agreement by the parties hereto; and

(ii) the proceeds of this purchase will be used pay the renewal of the Property for a further two year period.

(iii) the Purchaser will pay a 3% Net Smelter Return Royalty, including an Annual Advance Royalty.

ITEM 3.02. Unregistered Sales of Equity Securities.

As part of the terms of the two Option Agreements between Maverick Investment Corp. (the "Optionor") and the Company dated May 31, 2006, the Company was required to issue 700,000 shares of common stock of the Company to the Optionor, referred to above. The issuance of these shares was pursuant to Section 4(2) of the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
3(i)*	Articles of Incorporation
3(ii)*	Bylaws
99 (i)	Option Agreement dated May 31, 2006 between Maverick Investment Corp. & the Company to acquire an 80% interest in five mineral claims in Ontario
99 (ii)	Option Agreement dated May 31, 2006 between Maverick Investment Corp. & the Company to acquire an 80% interest in 71 claim cells and 14 claim lots in Quebec
99 (iii)	Purchase Agreement dated May 31, 2006 between Maverick Investment Corp. & the Company to acquire an undivided 100% interest in 26 mineral claims in Guercheville Township, Quebec

* Filed as an Exhibit to the Company's Registration Statement on Form SB-2 dated May 23, 2003 and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2006
(Signature)	Capital Mineral Investors, Inc. By: /s/ "Jerry Dibble" Jerry Dibble President and Director